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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  November 30, 1999



                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)
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


          PENNSYLVANIA                    000-00121           23-1498399
 (State or other jurisdiction            (Commission       (I.R.S. Employer
          of incorporation)              File Number)     Identification No.)


  2101 Blair Mill Road, Willow Grove, PA                            19090
  (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code  (215) 784-6000
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ITEM 5.  OTHER EVENTS

     On November 30, 1999, Kulicke and Soffa Industries, Inc. announced its intention, subject to market and other conditions, to raise approximately $125 million (excluding proceeds of the over-allotment option, if any) through a private offering of convertible subordinated notes due 2006 to certain qualified and accredited institutional investors. A copy of the press release is filed as
Exhibit 99 and incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.                              Description
-----------                              -----------

   99                          Press Release dated November 30, 1999



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 30, 1999                       By:  /s/ Clifford G. Sprague
                                              ----------------------------
                                              Clifford G. Sprague,
                                              Senior Vice President
                                              and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

   99                          Press Release dated November 30, 1999




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